Exhibit 3

THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144(K), OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.


                         11% CONVERTIBLE PROMISSORY NOTE


US$850,000.00                                                   January 11, 2006

      FOR VALUE RECEIVED, Olympic Cascade Financial Corporation, a Delaware corporation (the "Company"), hereby unconditionally promises to pay to the order of St. Cloud Capital Partners, L.P. (the "Holder"), having an address at 10866 Wilshire Blvd., Suite 1450, Los Angeles, CA 90024, at such address or at such other place as may be designated in writing by the Holder, or its assigns, the aggregate principal sum of EIGHT HUNDRED FIFTY THOUSAND AND 00/100 UNITED STATES DOLLARS ($850,000.00), together with interest from January 11, 2006 on the unpaid principal balance of this Note outstanding at a rate equal to eleven percent (11.0%) (computed on the basis of the actual number of days elapsed in a 365-day year) per annum and continuing on the outstanding principal until this 11% Convertible Promissory Note (the "Note") is converted into Common Stock as provided herein or indefeasibly and irrevocably paid in full by the Company, and such interest shall be paid quarterly in arrears on the first day of January, April, July and October in each year. Subject to the other provisions of this Note, the principal of this Note and all accrued and unpaid interest hereon shall mature and become due and payable on the fifth (5th) anniversary of the date hereof (the "Stated Maturity Date"). Except as provided herein, all payments of principal and interest by the Company under this Note shall be made in United States dollars in immediately available funds to an account specified by the Holder.

      1. Definitions. Unless the context otherwise requires, when used herein the following terms shall have the meaning indicated:

      "Board" shall mean the Board of Directors of the Company.

      "Business Day" other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

      "Change of Control" shall mean (i) any transaction or series of related transactions (including any reorganization, merger or consolidation) that results in the transfer of 50% or more of the outstanding voting power of the Company, and (ii) a sale of all or substantially all of the assets of the Company to another person.

      "Company Mandated Conversion" shall have the meaning ascribed to such term in Section 5 hereof.

      "Company Mandated Conversion Date" shall have the meaning ascribed to such term in Section 5 hereof.

      "Company Mandated Conversion Notice" shall have the meaning ascribed to such term in Section 5 hereof.

      "Common Stock" shall mean the common stock, par value $0.02 per share, of the Company.

      "Company" shall have the meaning ascribed to such term in the first paragraph herein.

      "Company Notes" shall have the meaning ascribed to such term in Section 2 hereof.

      "Conversion Price" shall mean initially $1.00 per share, subject to adjustment as provided in Section 6.

      "Convertible Securities" shall have the meaning ascribed to such term in
Section 6 hereof.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      "Event of Default" shall have the meaning ascribed to such term in Section 7 herein.

      "Holder" shall have the meaning ascribed to such term in the first paragraph herein.

      "Investors" shall have the meaning ascribed to such term in the Purchase Agreement.

      "Market Price" as of a particular date (the "Valuation Date") shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last Trading Day prior to the Valuation Date, provided that if such security has not traded in the prior ten (10) trading sessions, the Market Price shall be the average closing bid price of such security in the most recent ten
(10) trading sessions during which such security has traded; (b) if the Common Stock is then quoted on The Nasdaq Stock Market, Inc. ("Nasdaq"), the National Association of Securities Dealers, Inc. OTC Bulletin Board (the "Bulletin Board") or such similar exchange or association, the closing sale price of one share of Common Stock on Nasdaq, the Bulletin Board or such other exchange or association on the last Trading Day prior to the Valuation Date, provided that if such security has not traded in the prior ten (10) trading sessions, the Market Price shall be the average closing price of one share of such security in the most recent ten (10) trading sessions during which such security has traded; or (c) if the Common Stock is not then listed on a national stock exchange or quoted on Nasdaq, the Bulletin Board or such other exchange or association, the fair market value of one share of Common Stock as of the Valuation Date, shall be determined in good faith by the Board of Directors of the Company. If the Common Stock is not then listed on a national securities exchange, the Bulletin Board or such other exchange or association, the Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Holder as to the fair market value of a share of Common Stock as determined by the Board of Directors of the Company.

      "Material Adverse Effect" shall have the meaning ascribed to such term in the Purchase Agreement.

      "Note" shall have the meaning ascribed to such term in the first paragraph herein.

      "Optional Conversion" shall have the meaning ascribed to such term in
Section 5 hereof.

      "Optional Conversion Notice" shall have the meaning ascribed to such term in Section 5 hereof.

      "Options" shall have the meaning ascribed to such term in Section 6 hereof.

      "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

      "Purchase Agreement" shall mean the Securities Purchase Agreement, dated as of January 11, 2006, and as that agreement may be amended from time to time, by and among the Company and the Investors.

      "Registration Rights Agreement" shall mean the Registration Rights Agreement, dated as of January 11, 2006, and as that agreement may be amended from time to time, by and among the Company and the Investors.

      "Stated Maturity Date" shall have the meaning ascribed to such term in the first paragraph herein.

      "Subsidiary" of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

      "Trading Day" means (i) if the relevant stock or security is listed or admitted for trading on The New York Stock Exchange, Inc. or any other national securities exchange, a day on which such exchange is open for business; (ii) if the relevant stock or security is quoted on the Nasdaq Stock Market or any other system of automated dissemination of quotations of securities prices, a day on which trades may be effected through such system; or (iii) if the relevant stock or security is not listed or admitted for trading on any national securities exchange or quoted on the Nasdaq Stock Market or any other system of automated dissemination of quotation of securities prices, a day on which the relevant stock or security is traded in a regular way in the over-the-counter market and for which a closing bid and a closing asked price for such stock or security are available.

      "Transaction Documents" shall have the meaning ascribed to such term in the Purchase Agreement.

      2. Purchase Agreement. This Note is one of the several 11% Convertible Promissory Notes of the Company issued pursuant to the Purchase Agreement (the "Company Notes"). This Note is subject to the terms and conditions of, and entitled to the benefit of, the provisions of the Purchase Agreement. This Note is transferable and assignable to any person to whom such transfer is permissible under the Purchase Agreement and applicable law. The Company agrees to issue from time to time a replacement Note in the form hereof to facilitate such transfers and assignments. In addition, after delivery of an indemnity in form and substance reasonably satisfactory to the Company, the Company also agrees to promptly issue a replacement Note if this Note is lost, stolen, mutilated or destroyed.

      3. Right of Prepayment; Mandatory Prepayment. This Note may be prepaid, at the option of the Company, as a whole or in part, at any time or from time to time, upon ten (10) business days notice, in each case on any date on or after the date of issuance and prior to maturity, at a redemption price of 120% of the principal amount of this Note, together with accrued interest through the date of prepayment. Within five (5) business days following the full payment of the redemption price, the Holder shall deliver to the Company the Note so redeemed. Holder shall do all further acts and things and execute all further documents reasonably required in the circumstances to effect the provisions of this
Section 3.

      In addition, upon the occurrence of a Change of Control, this Note shall be automatically due and payable. The Company will give the Lender not less than ten (10) business day prior written notice of the occurrence of any Change of Control event.

      Lastly, upon the death of Mark Goldwasser, the Company's President and Chief Executive Officer, the Holder shall have the right to demand immediate prepayment of this Note by delivering a written notice to the Company ("Prepayment Notice") within thirty (30) days of its receipt of written notice of such death. The Company shall have 120 days from the date of the Company's receipt of the Prepayment Notice to make full prepayment of this Note.

      4. Intentionally Omitted.

      5. Conversion Rights.

      (a) Optional Conversion.

      (i) Subject to and upon compliance with the provisions of this Note, prior to the Stated Maturity Date, the Holder shall have the right, at its option at any time, to convert some or all of the Note into such number of fully paid and nonassessable shares of Common Stock as is obtained by: (a) adding (i) the principal amount of this Note to be converted and (ii) the amount of any accrued but unpaid interest with respect to such portion of this Note to be converted; and (b) dividing the result obtained pursuant to clause (a) above by the Conversion Price then in effect. The rights of conversion set forth in this
Section 5 shall be exercised by the Holder by giving written notice to the Company ("Optional Conversion Notice") that the Holder elects to convert a stated amount of this Note into Common Stock and by surrender of this Note (or, in lieu thereof, by delivery of an appropriate lost security affidavit in the event this Note shall have been lost or destroyed) to the Company at its principal office (or such other office or agency of the Company as the Company may designate by notice in writing to the Holder), together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

      (ii) Promptly after receipt of the Optional Conversion Notice and surrender of this Note (or, in lieu thereof, by delivery of an appropriate lost security affidavit in the event this Note shall have been lost or destroyed), the Company shall issue and deliver, or cause to be issued and delivered, to the Holder, registered in such name or names as the Holder may direct in writing, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such portion of this Note. Such conversion shall be deemed to have been effected, and the Conversion Price shall be determined, as of the close of business on the date on which Optional Conversion Notice shall have been received by the Company and this Note shall have been surrendered as aforesaid (or, in lieu thereof, an appropriate lost security affidavit has been delivered to the Company), and at such time, the rights of the Holder shall cease with respect to the principal amount of the Notes being converted, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

      (iii) No fractional shares shall be issued upon any Optional Conversion of this Note into Common Stock. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 5(a)(iii), be delivered upon such conversion, the Company, in lieu of delivering such fractional share, shall pay to the Holder an amount in cash equal to the Market Price of such fractional share of Common Stock. In case the principal amount of this Note exceeds the principal amount being converted, the Company shall, upon such conversion, execute and deliver to the Holder, at the expense of the Company, a new Note for the principal amount of this Note surrendered which is not to be converted.

      (b) Company Mandated Conversion.


      (i) This Note shall be convertible, at the option of the Company ("Company Mandated Conversion"), into such number of fully paid and nonassessable shares of Common Stock as is obtained by: (a) adding (i) the principal amount of this Note to be converted and (ii) the amount of any accrued but unpaid interest with respect to such portion of this Note to be converted; and (b) dividing the result obtained pursuant to clause (a) above by the Conversion Price then in effect, provided that such conversion shall only occur if: (x) (i) the closing price of the Common Stock on the principal exchange or market on which it is then traded has equaled or exceeded $2.00 per share for the 10 consecutive Trading Days immediately prior to the date of conversion and the average daily volume during such 10 day trading period exceeds 10,000 shares; or (ii) the closing price of the Common Stock on the principal exchange or market on which it is then traded has equaled or exceeded $3.00 per share for the 10 consecutive Trading Days immediately prior to the date of conversion irrespective of any average daily trading volume, and (y) all of the shares of Common Stock are then covered by an effective registration statement filed under the Securities Act of 1933, as amended, permitting the resale of such shares of Common Stock without restrictions. The Company shall provide written notice of the Company Mandated Conversion within five (5) business days following the satisfaction of the foregoing conditions ("Company Mandated Conversion Notice") by mailing, by first class mail, postage prepaid, a copy of such notice to the Holder. The Company Mandated Conversion Notice shall include the effective date of the Company Mandated Conversion ("Company Mandated Conversion Date"), along with instructions on surrendering this Note for conversion.

      (ii) Promptly after the Company Mandated Conversion Date, the Holder of this Note shall deliver this Note (or, in lieu thereof, an appropriate lost security affidavit in the event this Note shall have been lost or destroyed) to the Company at its principal office (or such other office or agency of the Company as the Company may designate by notice in writing to the Holder), together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued. Promptly following the surrender of this Note (or, in lieu thereof, delivery of an appropriate lost security affidavit in the event this Note shall have been lost or destroyed) as aforesaid, the Company shall issue and deliver, or cause to be issued and delivered, to the Holder, registered in such name or names as the Holder may direct in writing, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of this Note. To the extent permitted by law, such conversion shall be deemed to have been effected, and the Conversion Price shall be determined, as of the close of business on the Company Mandated Conversion Date, and at such time, the rights of the Holder shall cease with respect to the Note being converted, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

      (iii) No fractional shares shall be issued upon any Company Mandated Conversion of this Note into Common Stock. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 5(b)(iii), be delivered upon such conversion, the Company, in lieu of delivering such fractional share, shall pay to the Holder an amount in cash equal to the Market Price of such fractional share of Common Stock.

      6. Adjustment to Conversion Price.

      (a) If the Company shall, at any time or from time to time while existing obligations under the Note remain outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the Conversion Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Holder thereafter converting this Note shall be entitled to receive the number of shares of Common Stock or other capital stock which the Holder would have received if the Note had been converted immediately prior to such event upon payment of a Conversion Price that has been adjusted to reflect a fair allocation of the economics of such event to the Holder, without regard to any conversion limitation specified in this Section 6. Such adjustments shall be made successively whenever any event listed above shall occur.

      (b) If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company's assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion of this Note, without regard to any conversion limitation specified in Section 6, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of shares of Common Stock equal to the number of shares of Common Stock immediately theretofore issuable upon conversion of this Note, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, without regard to any conversion limitation specified in Section 6, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Conversion Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion hereof. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Holder, at the last address of the Holder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase, without regard to any conversion limitation specified in Section 6, and the other obligations under this Note. The provisions of this Section 6(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

      (c) In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 6(a)), or subscription rights or warrants, the Conversion Price to be in effect after such payment date shall be determined by multiplying the Conversion Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or Notes, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price immediately prior to such payment date. Such adjustment shall be made successively whenever such a payment date is fixed.

      (d) An adjustment to the Conversion Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

      (e) In the event that, as a result of an adjustment made pursuant to this
Section 6, the Holder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon conversion of this Note shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in this Note.

      (f) In case at any time:

      (i) the Company shall declare any dividend upon its Common Stock or any other class or series of capital stock of the Company payable in cash or stock or make any other distribution to the holders of its Common Stock or any such other class or series of capital stock;

      (ii) the Company shall offer for subscription pro rata to the holders of its Common Stock or any other class or series of capital stock of the Company any additional shares of stock of any class or other rights; or

      (iii) there shall be any capital reorganization or reclassification of the capital stock of the Company, any acquisition or a liquidation, dissolution or winding up of the Company;

      then, in any one or more of said cases, the Company shall give, by delivery in person or by certified or registered mail, return receipt requested, addressed to the Holder at the address of such Holder as shown on the books of the Company, (a) at least 20 Business Days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any event set forth in clause (iii) of this Section 6(f) and (b) in the case of any event set forth in clause (iii) of this Section 6(f), at least 20 Business Days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock or such other class or series of capital stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock and such other series or class of capital stock shall be entitled to exchange their Common Stock and other stock for securities or other property deliverable upon consummation of the applicable event set forth in clause (iii) of this Section 6(f).

      (g) Upon any adjustment of the Conversion Price, then and in each such case the Company shall give prompt written notice thereof, by delivery in person or by certified or registered mail, return receipt requested, addressed to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Conversion Price resulting from such adjustment and setting forth in reasonable detail the method upon which such calculation is based.

      (h) The Company shall at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon conversion of this Note as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of this Note. The Company covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, and that the Company will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Company shall not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of this Note would exceed the total number of shares of Common Stock then authorized by the Company's articles of association or memorandum of association.

      (i) The issuance of certificates for shares of Common Stock upon conversion of this Note shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder.

      (j) The Company will not at any time close its transfer books against the transfer, as applicable, of this Note or of any shares of Common Stock issued or issuable upon the conversion of this Note in any manner which interferes with the timely conversion of this Note, except as may otherwise be required to comply with applicable securities laws.

      7. Event of Default. The occurrence of any of following events shall constitute an "Event of Default" hereunder:

      (a) the failure by the Company to perform or observe in any material respect any material covenant or agreement of the Company contained in the Purchase Agreement, which remains uncured for a period of five (5) business days from the date the Company is notified of such default; or

      (b) any representation or warranty made by the Company under any of the Transaction Documents was, when made, untrue or misleading, the result of which is reasonably likely to have a Material Adverse Effect;

      (c) the failure of the Company to make any payment of principal or interest on this Note when due, whether at maturity, upon acceleration or otherwise and the continuation of such failure for a period of five (5) business days following notice;

      (d) there shall have occurred an acceleration of the stated maturity of any indebtedness for borrowed money of the Company (other than Company Notes) of One Hundred Thousand United States Dollars ($100,000) or more in aggregate principal amount (which acceleration is not rescinded, annulled or otherwise cured within fifteen (15) business days of receipt by the Company of notice of such acceleration);

      (e) the Company makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company as bankrupt or insolvent; or any order for relief with respect to the Company is entered under the Federal Bankruptcy Code or any other bankruptcy or insolvency law; or the Company petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or of any substantial part of the assets of the Company, or commences any proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Company and either (i) the Company by any act indicates its approval thereof, consents thereto or acquiescence therein or (ii) such petition application or proceeding is not dismissed within sixty (60) days; or

      (f) a final, non-appealable judgment which, in the aggregate with other outstanding final judgments against the Company and its Subsidiaries, exceeds Two Hundred Thousand United States Dollars ($200,000) shall be rendered against the Company or a Subsidiary and within sixty (60) days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within sixty (60) days after the expiration of such stay, such judgment is not discharged.

      Upon the occurrence of any such Event of Default all unpaid principal and accrued interest under this Note shall become immediately due and payable (A) upon election of the Holder, with respect to (a), (b), (c), (d) and (f), and (B) automatically, with respect to (e). Upon the occurrence of an Event of Default, the Holder shall have the right to exercise any other right, power or remedy as may be provided herein. Upon the occurrence of an Event of Default, the rate of interest on the unpaid principal shall be increased to fourteen percent (14%), or such lower rate that is the maximum rate allowed by law, from the date of such Event Default until such unpaid principal is repaid in full.

      8. No Waiver. No delay or omission on the part of the Holder in exercising any right under this Note shall operate as a waiver of such right or of any other right of the Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion.

      9. Amendments in Writing. None of the terms or provisions of this Note may be excluded, modified or amended except by a written instrument duly executed by the Holder and the Company expressly referring to this Note and setting forth the provision so excluded, modified or amended.

      10. Waivers. The Company hereby forever waives presentment, demand, presentment for payment, protest, notice of protest, notice of dishonor of this Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

      11. Waiver of Jury Trial. THE COMPANY HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS NOTE OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THE COMPANY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

      12. Governing Law; Consent to Jurisdiction. This Note shall be governed by and construed under the law of the State of New York, without giving effect to the conflicts of law principles thereof. The Company and, by accepting this Note, the Holder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Note and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Note. The Company and, by accepting this Note, the Holder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Note, the Holder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

      13. Costs. If action is instituted to collect on this Note, the Company promises to pay all costs and expenses, including reasonable attorney's fees, incurred in connection with such action.

      14. Notices. All notices hereunder shall be given in writing and shall be deemed delivered when received by the other party hereto at the address set forth in the Purchase Agreement or at such other address as may be specified by such party from time to time in accordance with the Purchase Agreement.

      15. Successors and Assigns. This Note shall be binding upon the successors or assigns of the Company and shall inure to the benefit of the successors and assigns of the Holder.

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                                      -12-

                               OLYMPIC CASCADE FINANCIAL CORPORATION



                               By: /s/ Mark Goldwasser
                                   -------------------------------
                               Name:   Mark Goldwasser
                               Title:  President and Chief Executive Officer